UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 15, 2014

CARRIZO OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street Suite 2300 Houston, Texas		77002
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (713) 328-1000
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Carrizo Oil & Gas, Inc. (the “Company”) held its annual meeting of shareholders on Thursday, May 15, 2014, at 9:00 a.m., Central time, in Houston, Texas. At the annual meeting, the shareholders approved the amendment and restatement of the Incentive Plan of Carrizo Oil & Gas, Inc. (the “Incentive Plan”), which, among other things:

•	authorized 3,577,500 additional shares for issuance pursuant to the Incentive Plan;

•
clarified that the performance goals set forth in the Incentive Plan, which meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, necessary for the deductibility of certain performance-based compensation, may specifically relate to the Company’s divisions or geographic regions or may be made by comparison to a peer group of companies and specify certain types of measures that may be used with respect to the performance goals;

•
allowed the Compensation Committee to provide with respect to performance awards that any evaluation of performance may include or exclude various specified events that occurs during a performance period;

•	provided that no dividend equivalents may be paid in respect of awards of stock options or stock appreciation rights;

•	provided that awards may be subject to any clawback policy that may be adopted by the Company; and

•	made other administrative, clarifying and updating changes.
The foregoing description of the amendment and restatement of the Incentive Plan is not complete and is qualified by reference to the complete document, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of shareholders on Thursday, May 15, 2014, at 9:00 a.m., Central time, in Houston, Texas. The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s annual proxy statement, are as set forth below.
The following nominees for directors were elected to serve one-year terms:

Nominee	For	Withheld	Broker Non-Votes
S.P. Johnson IV	37,731,088	405,181	3,934,635
Steven A. Webster	32,559,786	5,576,483	3,934,635
Thomas L. Carter, Jr.	34,434,370	3,701,899	3,934,635
Robert F. Fulton	37,328,202	808,067	3,934,635
F. Gardner Parker	34,835,766	3,300,503	3,934,635
Roger A. Ramsey	37,852,124	284,145	3,934,635
Frank A. Wojtek	36,409,935	1,726,334	3,934,635
The shareholders approved (by a majority of 97.1%), on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
36,892,979	1,111,047	132,242	3,934,636
The shareholders approved an amendment and restatement of the Incentive Plan to authorize 3,577,500 additional shares for issuance, to affirm as modified the material terms of the performance goals and to make other changes to the Incentive Plan:

For	Against	Abstain	Broker Non-Votes
30,490,803	7,584,440	60,934	3,934,727
The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

For	Against	Abstain	Broker Non-Votes
42,000,341	58,288	12,275	—

Item 9.01 Financial Statements and Exhibits.

Exhibit Number		Exhibit Description
*10.1	-	Amended and Restated Incentive Plan of Carrizo Oil & Gas, Inc. effective as of May 15, 2014

* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Chief Financial Officer, Vice President, Secretary and Treasurer
Date: May 16, 2014

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